Exhibit 10.19

Initials: _______ _________ Landlord Tenant Page 1 of 11 TRIPLE NET COMMERCIAL LEASE AGREEMENT This commercial lease is entered into between 3926 Magazine Street Properties, LLC (hereinafter referred to as “Landlord”) and Harper & Jones LLC, an entity organized and existing under the laws of the State of Texas (hereinafter referred to as “Tenant”), and Drew Thomas Jones, who appears herein as guarantor of the obligations of the Tenant, relating to that certain commercial premises having the municipal address of 3932 Magazine Street, New Orleans, Louisiana 70115, (the "Leased Premises"), on the following terms and conditions: 1. INITIAL TERM AND OPTION TERMS: The Initial Term of this Lease shall be for a period of three years and ninety days, commencing July 1, 2018 and ending at midnight, September 30, 2021. If Tenant is currently not in material default under the provisions of this Lease, Tenant shall have the option to renew this Lease for two (2) additional Option Terms of three (3) years each if Tenant gives Landlord written notice of its intention to renew at least one hundred twenty (120) days prior to the expiration of the Initial Term or the First Option Term of this Lease, as applicable. Although the initial term of this lease does not commence until July 1, 2018, Landlord has agreed to allow Tenant to occupy the leased premises immediately upon performance of the following: 1) delivery of executed lease, 2) payment of the first and last month’s rent, 3) payment of the security deposit, and 4) payment of the first month’s taxes and insurance. Said occupancy shall be subject to the terms and conditions of this lease. Subject to Tenant’s renewal option rights as defined above, if either party desires the Lease to terminate at its expiration date, a thirty (30) day written notice shall be given to the other party. If no notice is given, the Lease shall not be re-conducted for a specific term, except that it shall continue a month to month basis. In such event, either party may terminate the Lease at the end of any month by giving a thirty (30) day written notice to the other party. 2. BASE RENT: Beginning on October 1, 2018 Tenant shall pay monthly rental in the amount of $3,000.00. Rent shall be payable in advance on the first (1st) day of each calendar month during the entire Initial Term of this Lease and the Option Terms, if exercised. If Tenant exercises its rights to renew Lease, Base Rent for the First Option Term of this lease shall be $3,180.00 per month, and Base Rent for the Second Option Term shall be at then Market Rate, to be agreed upon by Landlord and Tenant. Rent shall be payable to Landlord at 3926 Magazine Street, New Orleans, LA 70115. Landlord may from time to time designate other places for the payment of the rent by written notice to Tenant. 3. LATE CHARGES: If any portion of the rent is not paid by the fifth (5th) day of each month, Tenant shall be liable for a late charge equal to five percent (5%) of the unpaid rent. DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 2 of 11 4. USE OF LEASED PREMISES: The Leased Premises shall consist of the entirety of the space located at 3932 Magazine Street, approximately 1,015 square feet, to be used as a retail clothing shop, or any other use approved by Landlord in writing. Landlord agrees that it shall not operate or engage in any business which derives more than 10% of its income from the sale of men’s clothing or dress shirts in the 3900 block of Magazine Street. Likewise, Landlord will not lease to another tenant to operate a business which derives more than 10% of its income from the sale of men’s clothing or dress shirts in the 3900 block of Magazine Street. This prohibition extends only to properties owned or controlled by Landlord. Additionally, Tenant will have the non exclusive use of the courtyard on the side of the Leased Premises, which it will share with the Landlord and its guests. Tenant may place outdoor furniture and seating in the courtyard, provided that it complies with all municipal ordinances and regulations. Tenant shall also have the use of two reserved parking spaces, No. 1 and No. 2. Tenant shall maintain current, at Tenant’s expense, all occupancy licenses and permits which are required to operate a retail establishment. Tenant shall not use any portion of the Leased Premises for any purpose that is unlawful or in violation of any zoning ordinances or any other laws nor for any purpose that tends to injure or depreciate the property or create a nuisance or interfere with, annoy or disturb any other persons. Nothing shall be placed or done on the premises by Tenant which shall cause forfeiture of any insurance. Any violation of this section shall permit the Landlord at its option to immediately cancel this Lease upon written notice to Tenant. 5. ALTERATIONS: Landlord shall: improve exterior courtyard in its sole discretion; install French style double doors with glass (or similar) to replace solid double doors currently installed on courtyard side of Leased Premises and reinstall door or window (that is currently boarded up) on courtyard side of Leased Premises. Tenant shall improve the bathroom and kitchen area of the leased premises, at Tenant’s expense and subject to Landlord’s written approval. In lieu of a Tenant Improvement Allowance, Landlord shall provide Tenant with a three month abatement of rent only. Taxes and Insurance shall not be abated. Tenant shall make no other alterations or improvements to the Leased Premises without advance written permission of Landlord. Tenant shall provide Landlord with a detailed description of any such alterations or improvements and Tenant shall not commence work until Landlord has approved the work in writing. Should any addition or alteration made by Tenant cause any increase in the insurance rate on the premises, Tenant shall pay such increase in addition to the agreed monthly rental amount. Any such additions or changes made to the premises by Tenant shall become the property of Landlord, at the termination of this Lease, without any right of reimbursement therefor. Tenant shall promptly remove any items belonging to Tenant and repair or replace in a like condition the Leased Premises on or before the expiration of this Lease, or any extension or renewal thereof. Any alterations or additions made by Tenant to the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements and permits. Tenant shall secure sufficient builders risk, liability and workers compensation insurance, naming Landlord as an additional insured and provide proper evidence of such insurance coverage to DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 3 of 11 Landlord prior to commencement of any work. Tenant shall indemnify and hold Landlord harmless from all claims, liabilities, obligations and expenses, including attorney fees, arising from or in any way connected with such work. Tenant shall only use a licensed contractor for any such work; Tenant warrants that the contractor and all subcontractors, laborers and suppliers shall be paid in a timely manner; and Tenant hereby indemnifies Landlord (including attorney fees) against liens for any work performed, material furnished, or obligations incurred by or on behalf of Tenant, Tenant shall keep the premises free from any such liens, and Tenant shall discharge or bond any lien filed within ten (10) days after the filing thereof. 6. SECURITY DEPOSIT: Upon execution of this Lease, Tenant shall pay to Landlord a security deposit in the amount of $3,000.00 to be held for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered at any time an advance payment of rental, last month's rent, a measure of Landlord's damage in case of default by Tenant or breach by Tenant of Tenant's covenants under this Lease. Upon the occurrence of any event of default by Tenant, Landlord at its option may use such deposit to the extent necessary to apply toward any arrears of rent, or to apply toward any other damage, injury or expense caused to Landlord by such event of default. Landlord shall have the right to retain and expend such deposit toward the cost of cleaning and repairing the premises if Tenant shall fail to deliver up such premises at the termination of this Lease in the condition delivered, less ordinary wear and tear. Tenant shall make actual delivery of the keys to Landlord. Failure to make delivery shall result in a re-key charge of all locks located on the Leased Premises. 7. RIGHT OF ENTRY: Landlord, its employees, agents, successors or assigns shall have the right to enter the premises at all reasonable times for the purpose of inspection, or in order to make any repairs which may be necessary for the preservation of the property. If locks are changed at any time during the term of this Lease, Landlord or its agent shall be supplied with current keys and/or alarm codes by Tenant. Landlord reserves the right to post "For Lease" signs and show the Leased Premises to prospective tenants one hundred twenty (120) days preceding the expiration of the Lease. Landlord also reserves the right to post "For Sale" signs and show the Leased Premises to prospective purchasers at any time during the Lease. 8. DELIVERY OF PREMISES: Tenant assuming possession of the Leased Premises constitutes an admission that premises have been examined and found to be in good and safe condition and that Tenant accepts the premises in "AS IS" condition; assumes responsibility for the condition of the Leased Premises in accordance with the provisions of LA-R.S. 9:3221; agrees to keep the premises in good condition during the term of this Lease, and any extension or renewal thereof, at Tenant's expense; agrees to keep the premises broom clean and free from dirt, trash and debris during the entire term of this Lease, or any extensions or renewals thereof; and agrees to return the premises to Landlord in the same good and clean condition at the termination of this Lease, normal wear and tear excepted. Tenant shall make actual delivery of the keys to Landlord. DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 4 of 11 9. CONDITION AND UPKEEP OF PREMISES: Tenant agrees not to store merchandise or leave trash outside the Leased Premises. All trash shall be kept in containers. Should Tenant be in default of the requirements of this provision, Landlord may, after written notice to Tenant, remedy such default at Tenant's expense, and such expense shall be treated as additional rental due under this Lease by Tenant. 10. MAINTENANCE, REPAIRS AND REPLACEMENTS: Landlord shall only be responsible for maintaining the slab, foundation and roof of the Leased Premises. Landlord has no other obligations whatsoever for maintenance or repairs of the Leased Premises of any nature whatsoever, either ordinary or extraordinary, during the term of this Lease except that landlord will be responsible for any HVAC repair/replacement above $500 per calendar year. Tenant assumes full and complete responsibility for all other repairs, replacements and maintenance of the Leased Premises, including but not limited to painting, wall covering, floor covering and all non-structural elements of the Leased Premises and any appurtenances, structures or improvements thereon. If Tenant refuses or neglects to perform maintenance or make repairs or replacements, or if Landlord is required to make repairs by reason of Tenant's negligent acts or omissions, Landlord shall have the right, but not be obligated, to perform maintenance or make such repairs or replacements on behalf of and for the account of Tenant; in such event, such work shall be paid for by Tenant as additional rent promptly upon receipt of a bill. All maintenance, repairs and replacements for which Tenant is obligated hereunder shall be approved by Landlord prior to their commencement and shall be performed in a good and workmanlike manner, in compliance with all governmental requirements and permits. Tenant shall secure sufficient builders risk, liability and workers compensation insurance, naming Landlord as an additional insured and provide proper evidence of such insurance coverage to Landlord prior to commencement of any work. Tenant shall indemnify and hold Landlord harmless from all claims, liabilities, obligations and expenses, including attorney fees, arising from or in any way connected with such work. Tenant shall only use a licensed contractor for any such work; Tenant warrants that the contractor and all subcontractors, laborers and suppliers shall be paid in a timely manner; and Tenant hereby indemnifies Landlord (including attorney fees) against liens for any work performed, material furnished, or obligations incurred by or on behalf of Tenant, Tenant shall keep the premises and the Building free from any such liens, and Tenant shall discharge or bond any lien filed within ten (10) days after the filing thereof. 11. SERVITUDES: Landlord shall have the right to grant servitudes and easements in areas of the Leased Premises for the installation of utilities, provided that the use of such servitude and easement for such purposes do not interfere substantially with the operation of Tenant's business. The Tenant shall not be entitled to any compensation or abatement of rent if the use of such servitude or easement does not interfere substantially with the operation of the Tenant's business. 12. FIRE AND CASUALTY: Should the premises be wholly destroyed, or materially damaged so as to render it wholly unfit for occupancy, by fire or other unforeseen event not due to any fault or neglect of Tenant or its agents, employees, contractors, patrons or visitors, then this Lease shall DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 5 of 11 terminate and end, and both Tenant and Landlord shall be relieved of any further responsibility hereunder for the remaining unexpired term of this Lease. In that event, any advance rent shall be pro rated and returned to Tenant. Should the premises, through no fault or neglect of Tenant or its agents, employees, contractors, patrons or visitors, only be partially destroyed or partially damaged by fire or other casualty so as to render the premises untenantable, the rent herein shall abate thereafter until such time as the premises are made tenantable by Landlord or Landlord may elect at its sole option to terminate the Lease. If only a portion of the premises is untenantable, a pro rata abatement of the rent shall be made. 13. INDEMNITY: Tenant agrees to indemnify and save and hold forever harmless the Landlord against all suits, claims, damages and actions (including attorney's fees and costs and expenses of litigation), including but not limited to personal injury, bodily injury, property damage, contamination by hazardous substances, environmental damage or otherwise, occasioned, arising out of, or in any manner related to the occupancy of the Leased Premises, or any business or operation conducted thereupon by Tenant, or any of Tenant's agents, servants or employees or otherwise related in any way to Tenant's use or occupancy of the Leased Premises. This obligation of indemnity and defense shall extend to and encompass any and all suits, claims, demands, actions and causes of action of whatever kind or character whatsoever, including, but not limited to, claims or suits alleging the fault, negligence or liability of Landlord, either solely, or in conjunction with others. The Tenant's obligations under this paragraph shall be included with the insurance required to be carried by Tenant under the "Tenant’s Insurance" paragraph herein. 14. EXPENSES: Tenant shall pay all expenses pertaining to the Leased Premises, including but not limited to, utilities, telephone, internet, security monitoring, water, ground maintenance, sewer user fees, trash and garbage pickup, janitorial services and other fees, charges and costs arising out of Tenant's use of the Leased Premises or incurred by or on behalf of Tenant. 15. DEFAULT BY TENANT: Should Tenant at any time violate any of the conditions or covenants of this Lease, or discontinue the use of the premises for the purpose for which they are rented, or fail to pay the rent punctually, as stipulated herein; or upon the adjudication of Tenant in bankruptcy, the appointment of a receiver for Tenant, or the filing of bankruptcy, receivership or respite petition by or for Tenant; or upon Tenant's suspension, failure or insolvency; or should Tenant abandon the premises; and should any such violation continue for a period of fifteen (15) days after written notice has been given Tenant, then, at the option of Landlord, the rent for the whole unexpired term of this Lease shall at once mature and become immediately due and payable; and Landlord shall have the further option to at once demand the entire rent for the whole term, or to immediately cancel this Lease, or to proceed for past due installments only, reserving Landlord's rights to later proceed for the remaining installments, all without putting Tenant in default, Tenant to remain responsible for all damages or losses suffered by Landlord, Tenant hereby assenting thereto and expressly waiving any legal notices to vacate the premises. Landlord shall have the right to evict Tenant in accordance with the provisions of Louisiana Code DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 6 of 11 of Civil Procedure, Articles 4701-4735, without forfeiting any of Landlord's rights under this paragraph or under the other terms of this Lease and Landlord may at the same time or subsequently sue for any money due or to enforce any other rights which Landlord may have. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. 16. WAIVER OF NOTICE: Tenant specifically waives the five (5) day notice to vacate as set forth in the Revised Civil Code of the State of Louisiana and under the Louisiana Code of Civil Procedure, including C.C.P. Article 4701, as they may be amended. 17. LANDLORD’S TAXES AND INSURANCE: Tenant shall be responsible for: (i) all real property taxes assessed against the land and building comprising the Leased Premises, and (ii) all insurance premiums charged for the property insurance and fire and extended coverage insurance policy carried by Landlord covering the building and other improvements forming a part of the Leased Premises, which amounts shall be due and payable on a monthly basis as additional rent. The taxing authority and the insurance companies shall be paid directly by Landlord when due and Landlord shall send a bill to Tenant for the property taxes and insurance premiums paid on Tenant’s behalf. The current taxes and insurance, as of the time of the creation of this lease, are $1,088.00 per month, but that amount will vary. Property taxes and insurance for the year 2018 shall be prorated. If the termination date of this Lease occurs prior to December 31st of any year, Landlord shall refund to Tenant prorated property taxes for the year the Lease is terminated. 18. ATTORNEY'S FEES AND EXPENSES: In the event of litigation or other proceeding to enforce performance of any terms of this Lease or any payment obligations under this Lease, the prevailing party shall be entitled to recover all attorney fees and costs that may be reasonably incurred as a result of such litigation or other proceeding from the losing party. 19. LANDLORD NOT LIABLE: Landlord shall not be liable or responsible to Tenant, its employees, invitees, licensees, permittees or other for any loss of any kind, damage or inconvenience to any property or person occasioned by theft, fire, act of God, public enemy, fuel, insurrection, vandalism, sabotage, war, court order, requisition, or order of Government body or authority unless attributable to Landlord's negligence or fault; or for any loss, damage or inconvenience which may arise through repair or alteration of any part of the Leased Premises, failure to make any such repairs, malfunction or failure of any equipment or component, or interruption of services to the Leased Premises, provided that Landlord is acting in a prompt and diligent manner to remedy all such deficiencies. 20. CONDEMNATION: Landlord and Tenant mutually covenant and agree that if the whole or any part of the Premises shall be taken by Federal, State, Parish, City, or other authority for public use, or under any statute or by right of eminent domain or expropriation, Tenant shall not be entitled to any part of any award that may be made for such taking, nor for any damages, except that portion of any award or damages paid, which is directly attributable to leasehold improvements installed and paid for by Tenant. In the event of partial taking, rent shall be DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 7 of 11 reduced as of the date of such taking by a percentage equal to the percentage obtained by reletting the space taken to the total space leased hereby, and if such taking renders the remainder of the Premises untenantable for Tenant's purposes, Tenant shall have the option, to be exercised by notice in writing to Landlord within sixty (60) days after said taking, of terminating this Lease. Such termination shall take place not later than thirty (30) days after receipt of such notice by Landlord. Landlord shall notify Tenant in writing within ten (10) days of the receipt of official notice of commencement of condemnation proceedings. 21. LIMIT ON LIABILITY OF LANDLORD: Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential or special damages; and all liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Leased Premises; it being stipulated and agreed that Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have, in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord. 22. SIGNS: Tenant must obtain Landlord’s prior written approval of any signs posted or placed on the Leased Premises, which approval will not be unreasonably withheld. All signage shall be installed at Tenant’s expense, and shall comply with all local and city ordinances and regulations. Upon termination of this Lease, Tenant shall remove any sign, advertisement or notice painted on or affixed to the Leased Premises and restore the place it occupied to the condition in which it existed as of the commencement date of this Lease. Upon Tenant's failure to do so, Landlord may do so at Tenant's expense. 23. ASSIGNMENT AND SUBLEASE: Tenant shall not assign this Lease or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld (based upon financial, business and other reasonable considerations). In no event shall any such Assignment or Sublease ever release Tenant or any Guarantor from any obligation hereunder unless Landlord consents in writing to such release. In the event of any such Assignment or Sublease, the assignee’s or subtenant’s business shall be in accordance with the use set forth in Section 4 of the Lease and the assignee or subtenant shall assume all obligations under this Lease. 24. TENANT’S INSURANCE: It is agreed that the Landlord shall be under no obligation to maintain insurance of any kind or amount on the movable property of Tenant or for any property of or personal injury liability for Tenant. For the mutual protection of Landlord and Tenant, Tenant at its sole expense agrees to carry and maintain general public liability insurance covering the Leased Premises and Tenant’s use thereof and to furnish Landlord a certificate of insurance issued by an admitted company authorized to do business in the State of Louisiana in the minimum coverage amounts of $1,000,000.00 each person, $2,000,000.00 each occurrence and $1,000,000.00 property damage insuring against liability on the then prevailing Louisiana Standard Owner's Landlords and Tenants policy forms against liability occurring in, on or around the premises with a deductible no greater than $5,000.00 and with appropriate additional insured clauses in favor of Landlord as its interests may appear. All policies of insurance shall contain a provision that the insurer will give Landlord at least ten (10) days notice in writing in advance of DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 8 of 11 any material change, cancellation, termination, lapse, or any reduction of any insurance coverage. Tenant shall furnish the certificate of insurance to Landlord upon execution of this Lease and each renewal period thereafter. Tenant shall further be responsible for securing its own contents insurance coverage and Landlord shall have no liability whatsoever for any damage to Tenant's contents ("Contents" shall include any and all Tenant property including without limitation, furniture, fixtures, equipment and inventory). Tenant shall put nothing in the Leased Premises nor do anything which would forfeit the Landlord's insurance or increase the rate charged for such insurance. Should any action be taken by Tenant which results in an increase in the rate of the premiums charged, then Tenant shall pay the additional premiums caused by the increase rate. If the Tenant's occupancy or business prevents Landlord from securing proper insurance, then Tenant hereby grants to Landlord the option of either: a) requiring the immediate termination of such use; or b) considering such use a default entitling Landlord to all rights set forth previously. In addition, Tenant shall at Tenant's expense, maintain a worker's compensation policy in the minimum coverage necessary to meet the requirements of the Louisiana Worker's Compensation Act. 25. SUBORDINATION: This Lease is subject and subordinate to any mortgages or other encumbrance which now or hereafter encumber or affect the Leased Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by a mortgagee or Landlord. In confirmation of such subordination, however, Tenant shall, at Landlord's request, promptly execute any appropriate certificate or instrument that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant. In the event of the enforcement by the holder of any such instrument of the remedies provided for by law or by such mortgage or other encumbrance, Tenant will, upon request of any other person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for. 26. ESTOPPEL CERTIFICATES: Tenant agrees, at any time and from time to time, upon not less than five (5) days' prior written notice by Landlord to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, a statement in writing (i) certifying that Tenant is in possession of the Premises, has unconditionally accepted the same and is currently paying rents reserved hereunder, (ii) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (iii) stating the dates to which the rent and other changes hereunder have been paid by Tenant and (iv) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which notices to Landlord should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner, prospective owner, prospective purchaser, mortgagee or prospective mortgagee of the Building(s) or of Landlord's interest therein, or any prospective assignee of any such mortgagee. DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 9 of 11 27. RECORDATION: This Lease shall not be placed of record. However, at the request of either party, the other shall enter into a "Notice of Lease" for purposes of recordation, which notice shall fairly reflect the nature and term of this Lease and the property affected, but without designating the rent payments. 28. ASSIGNMENT BY LANDLORD: Landlord shall have the right to transfer and assign, in whole or in part, all of Landlord's rights and obligations hereunder, as well as the Leased Premises and the building and property referred to herein, and in such event the Landlord shall have no further liability or obligation hereunder. 29. PERSONAL PROPERTY: Tenant may place furniture and other personal property in the courtyard areas of the Leased Premises at the time of the execution of this Lease, but without any warranty as to fitness or condition. All personal property owned by Tenant remaining in the Premises upon termination of this lease shall be considered to have been abandoned by Tenant and Landlord may dispose of it in any manner Landlord wishes. 30. COMPLIANCE WITH LAWS: Tenant shall, at Tenant's sole expense, comply with all laws, rules, regulations, requirements and recommendations of all parish, municipal, state, federal and other applicable governmental authorities now or hereafter in force, including, without limitation, the Americans with Disabilities Act of 1990 ("ADA"), as they relate to the Premises and the conduct of Tenant's business therein. To the extent required by the ADA, Tenant at its sole expense, shall place appropriate signage (with respect to the Premises) on the interior of the Premises, and with Landlord's prior written consent, on the exterior of the Premises. Tenant agrees to indemnify Landlord for all damages, losses, fines and expenses, including reasonable attorney's fees, incurred by Landlord as a result of Tenant's failure to comply with any provision of this paragraph. 31. ENVIRONMENTAL COMPLIANCE: Tenant shall not cause or permit the presence, use disposal, storage, or release of any hazardous or environmentally unsafe substances on or in the Leased Premises. Tenant shall not do, or allow anyone else to do, anything affecting the Leased Premises in violation of any state or federal Environmental laws and regulations. Tenant warrants that the Leased Premises shall remain environmentally safe and free from contamination of hazardous substances during and subsequent to the term of this Lease, arising from or in any way related to Tenant's operation and use of the Leased Premises, including but not limited to Tenant's production, use and handling of auto paints, solvents and related products. Tenant agrees to indemnify and hold Landlord harmless against all claims and liabilities arising from Tenant's breach of this covenant, including attorney's fees and other legal costs that may be incurred by Landlord. 32. NUISANCE: Tenant agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance. DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 10 of 11 33. CONFLICTS: If there is any conflict between the printed portions and the typewritten or handwritten portions, the typewritten or handwritten portion shall prevail. 34. PARTIAL INVALIDITY: If any provision of this Lease or application thereof to any person or circumstance shall, to any extent, be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be effected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law. 35. BINDING EFFECT: This Lease, and each and every term and provision hereof, shall be for the benefit of and be binding upon the parties hereto, and each of them, and their respective heirs, successors, executors, administrators and assigns. 36. INTERPRETATION: Any ambiguity in the provisions of this Lease shall be interpreted without regard to which party prepared this Lease. 37. ADDITIONAL PROVISIONS OF LEASE: All terms and conditions of this Lease are included herein and no verbal agreements are to be considered as a part of this transaction. This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto. 38. GOVERNING LAW: This Lease is to take effect in Louisiana, and is to be governed and controlled by the laws of Louisiana. 39. SOLIDARY OBLIGATION OF GUARANTOR AND TENANT: Drew Thomas Jones (“Guarantor”) personally guarantees all of Tenant’s obligations and covenants under this Lease during the Initial Term and the Option Terms, if exercised. Guarantor shall be bound “in solido” with Tenant for the full and faithful performance of all obligations and covenants of Tenant under this Lease. 40. SURVIVAL OF RENT: The covenant to pay any rent or additional rent shall survive that termination of this Lease. 41. SOLIDARY OBLIGATION: In the event that there be more than one person named as Tenant herein, each Tenant binds himself, jointly, severally and in solido, with all the others for the payment of the rent, and the performance of all of the covenants, agreements, stipulations and conditions herein contained, in accordance with the terms hereof. 42. NOTICES: Any notice required or permitted to be given hereunder shall be in writing and may be served via U.S. certified mail return receipt, hand delivery or overnight courier addressed to Landlord and Tenant, respectively, at the addresses set forth below, as well as notice to the Tenant at the address of the Premises (if different from the address stated below). Such notices shall be deemed served when received or three days after placing in the United States mail, postage prepaid, by certified mail return receipt requested. The addresses of the parties are: DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F

Initials: _______ _________ Landlord Tenant Page 11 of 11 TO LANDLORD: Mr. Alex Beard 3926 Magazine Street Properties, LLC 3926 Magazine Street New Orleans LA 70115 TO TENANT: Harper & Jones LLC AND GUARANTOR 3932 Magazine Street New Orleans LA 70115 And Mr. Drew Thomas Jones 2260 5th Avenue Fort Worth TX 76110 43. BROKERAGE COMMISSION. Landlord agrees to pay a commission to Beau Box Commercial Real Estate as per a separate commission agreement. THUS DONE AND PASSED by Tenant, Guarantor and Landlord, in duplicate originals, in the presence of the undersigned competent witnesses. WITNESSES: TENANT: __________________________ HARPER & JONES, LLC ___________________________ BY: ___________________________ ___________ Drew Thomas Jones, Manager date WITNESSES: GUARANTOR: __________________________ ______________________________ _________ DREW THOMAS JONES date _________________________ WITNESSES LANDLORD: __________________________ 3926 MAGAZINE STREET PROPERTIES, LLC _________________________ BY: ____________________________ _________ Alexander Beard, Manager date DocuSign Envelope ID: CF34738C-2DF5-4E6D-861A-E373C468AB8F